UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2005

GEOKINETICS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9268	No. 94-1690082
(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 2100
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 850-7600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

The Private Placement

On November 30, 2005, in connection with the private placement (the “Private Placement”) of 20,120,000 shares of the Common Stock, par value $0.01 per share (the “Common Stock”) of Geokinetics Inc. (“Geokinetics”), Geokinetics (i) entered into a Securities Purchase Agreement and a Registration Rights Agreement with a limited number of purchasers (the “Purchasers”), and (ii) issued five-year warrants to purchase an aggregate of 2,012,000 additional shares of Geokinetics Common Stock at a price of $2.00 per share (the “Warrants”).  The Private Placement was conducted pursuant to a Private Placement Memorandum, which is attached to this Form 8-K as Exhibit 99.1.

Pursuant to the terms of the Securities Purchase Agreement, Geokinetics issued 20,120,000 shares of Common Stock and Warrants to purchase an additional 2,012,000 shares of Common Stock.

Geokinetics also entered into a Registration Rights Agreement dated November 30, 2005, pursuant to which Geokinetics has agreed to file a registration statement with the Securities and Exchange Commission covering the shares of Common Stock which were issued to the Purchasers under the Securities Purchase Agreement.

On December 1, 2005, Geokinetics used substantially all of the net proceeds from the private placement to fund the previously announced acquisition of Trace Energy Services Ltd., which closed simultaneously with the Private Placement.

The foregoing description is a summary of the material terms of the Securities Purchase Agreement and Registration Rights Agreement and does not purport to be complete; it is qualified in its entirety by reference to the Securities Purchase Agreement and the Registration Rights Agreement, copies of which are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively.

The Trace Acquisition

On December 1, 2005, Geokinetics completed the acquisition of all of the issued and outstanding common shares of stock of Trace Energy Services Ltd., headquartered in Calgary, Alberta, Canada (the “Acquisition”).  As previously reported, Geokinetics entered into a Securities Purchase Agreement on July 29, 2005 to purchase all outstanding shares of Trace for CDN $35,000,000 in cash, subject to certain adjustments, and 1,000,000 shares of Geokinetics Common Stock.

On November 30, 2005, Geokinetics, SCF-III, L.P. (“SCF”), and James White (“White” and together with SCF, the “Sellers”) entered into a First Amendment to the Stock Purchase Agreement (the “First Amendment”).  The First Amendment amended Section 2.2 of the Stock Purchase Agreement with respect to the payment of the purchase price.  In addition, Geokinetics, the Sellers and Amegy Bank National Association (the “Escrow Agent”), entered into an Escrow Agreement, dated November 30, 2005.  Pursuant and subject to the Escrow Agreement, the Escrow Agent will hold in escrow CDN $2,000,000 and the 1,000,000 shares of Geokinetics Common Stock issued to the Sellers as part of the purchase price.

Geokinetics and the Sellers also entered into a Registration Rights Agreement dated November 30, 2005, granting certain registration rights to the Sellers with respect to the shares of Common Stock issued or issuable as part of the purchase price.

The foregoing description is a summary of the material terms of the Stock Purchase Agreement, the First Amendment, the Registration Rights Agreement and the Escrow Agreement, does not purport to be complete, and is qualified in its entirety by reference to the Stock Purchase Agreement, the First Amendment, the Registration Rights Agreement and the Escrow Agreement, copies of which are attached to this Form 8-K as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively.

Item 2.01               Completion of Acquisition or Disposition of Assets.

(a)           As described in Item 1.01 of this report on Form 8-K, on December 1, 2005, Geokinetics completed the acquisition of Trace Energy Services Ltd.

(b)           On December 1, 2005, Geokinetics purchased all of the equipment subject to that certain Lease Agreement, dated as of October 1, 1999, as Amended and Restated as of May 2, 2003 (the “Lease Agreement”), Geokinetics and GeoLease Partners, L.P. (“GeoLease”) pursuant to the terms of a Payoff Letter dated November 30, 2005 (the “Payoff Letter”).  Pursuant to the Payoff Letter, GeoLease was paid an aggregate of $2,582,558.58 and (i) all liabilities, obligations and indebtedness owing by Geokinetics to GeoLease under the Lease Agreement were released, discharged and satisfied in full; (ii) all of the liens and security interests held by GeoLease in any and all of the property of Geokinetics pursuant to the Lease Agreement were released and terminated and all rights to any collateral upon which GeoLease had a lien under the Lease Agreement or any other collateral agreement reverted to Geokinetics; (iii) the Lease Agreement (and all of Geokinetics’ obligations thereunder terminated); and (iv) Geokinetics was released and discharged by GeoLease from any cause of action or claim, known or unknown, that GeoLease might have against Geokinetics and its successors and assigns arising out of or in connection with the Lease Agreement.

The foregoing description is a summary of the material terms of the Lease Agreement and the Payoff Letter and does not purport to be complete, and is qualified in its entirety by reference to the Lease Agreement and the Payoff Letter, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.7 and 10.8, respectively.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On November 30, 2005, Trace Energy Services Ltd. (the “Borrower”) (which became a wholly-owned subsidiary of Geokinetics following the completion of the Acquisition described in Items 1.01 and 2.01(a) of this Current Report on Form 8-K on December 1, 2005), entered into a Fifth Amended and Restated Credit Agreement (the “Credit Agreement”) in an original principal amount of CDN $17,638,652 with HSBC Bank Canada (the “Lender”).  Each of Geokinetics and its principal subsidiaries agreed to guarantee Trace’s obligations under the Credit Agreement.

Under the Credit Agreement, the Lender agreed to make the following credit facilities (the “Credit Facilities”) available subject to the terms and conditions set forth therein: (i) a CDN $5,621,652 term non-revolving credit facility (the “Term Credit Facility #1”); (ii) a CDN

$2,937,000 term non-revolving credit facility (the “Term Credit Facility #2”); (iii) a CDN $9,000,000 demand revolving operating credit facility (the “Operating Credit Facility”); (iv) a USD $500,000 demand revolving foreign exchange credit facility (the “Foreign Exchange Credit Facility”), as a sublimit of the Operating Credit Facility; and (v) a CDN $80,000 MasterCard credit facility (the “MasterCard Credit Facility”).  The Credit Facilities were made available as follows: the Term Credit Facility #1 was previously used by the Borrower to refinance previous term indebtedness to the Lender and repatriate or distribute capital to the former shareholder of the Borrower; the Term Credit Facility #2 was previously used by the Borrower to assist with the acquisition of seismic stations; the Operating Credit Facility is to be used by the Borrower to assist its day-to-day working capital and operating requirements, future acquisitions and for the issuance of bank guarantees and letters of credit; the Foreign Exchange Credit Facility is to be used by the Borrower to purchase foreign exchange contracts for major currencies by the Lender, to a maximum contract length of one year.

The forgoing description is a summary of the material terms of the Credit Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.9.

Item 3.02               Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Current Report on Form 8-K, on November 30, 2005, Geokinetics completed the private placement of 25,150,000 shares of Common Stock and Warrants to purchase an additional 2,012,000 shares of Common Stock for an aggregate price of $25,150,000.  The securities were issued pursuant to the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).  Each of the Purchasers represented to the Company that such person or entity was an “accredited investor” as defined in Regulation D under the Securities Act and that the securities were acquired for the Investor’s own account and without a view to the distribution of such securities.

The Company applied the proceeds from the Private Placement as described in Item 1.01 of this Current Report on Form 8-K.

Also as described in Item 1.01, Geokinetics issued 1,000,000 shares of Common Stock as part of the purchase price for the acquisition of Trace Energy Services Ltd.  The securities were issued pursuant to the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).  Each of the Purchasers represented to the Company that such person or entity was an “accredited investor” as defined in Regulation D under the Securities Act and that the securities were acquired for the Investor’s own account and without a view to the distribution of such securities.

Item 8.01               Other Events.

On December 1, 2005, the holders of Geokinetics Series A Convertible Preferred Stock, $10.00 par value (“Series A Preferred Stock”), elected to convert all 8,333 outstanding shares of Series A Preferred Stock, plus accrued dividends into an aggregate of 8,832,980 shares of Geokinetics Common Stock, at a conversion price of $.30 per share plus accrued dividends.

On December 1, 2005, the Company announced the completion o’f a private placement of Common Stock and the completion of the acquisition of Trace Energy Services Ltd.  A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
•

Geokinetics intends to file the financial statements of Trace Energy Services Ltd. no later than 71 calendar days after the date of filing of this initial report on Form 8-K as required pursuant to Rule 3-05(b) of Regulation S-X.

(b)	Pro forma financial information.
•

Geokinetics intends to file the pro forma financial information no later than 71 calendar days after the date of filing of this initial report on Form 8-K as required pursuant to Article 11 of Regulation S-X.

(d)	Exhibits

	10.1	Form of Securities Purchase Agreement, dated November 30, 2005, by and among Geokinetics Inc. and the Purchasers named therein.

	10.2	Form of Registration Rights Agreement, dated November 30, 2005, by and among Geokinetics Inc. and the Holders named therein.

10.3

Stock Purchase Agreement, dated July 29, 2005, by and among Geokinetics Inc., SCF-III, L.P., and James White (incorporated by reference from Exhibit 10.1 to Form 8-K filed with the Securities and Exchange Commission on August 4, 2005 (file no 000-09268)).

	10.4	First Amendment to Stock Purchase Agreement, dated November 30, 2005, by and among Geokinetics Inc., SCF-III, L.P. and James White.

	10.5	Form of Registration Rights Agreement, dated November 30, 2005, by and among Geokinetics Inc., SCF-III, L.P. and James White.

	10.6	Escrow Agreement, dated November 30, 2005, by and among SCF-III, L.P., James White, Geokinetics Inc., and Amegy Bank National Association.

10.7

Lease Agreement dated October 1, 1999 as amended and restated as of May 2, 2003 between the Company and GeoLease Partners, L.P. (incorporated by reference from Exhibit 10.4 to Form 10-QSB filed with the Securities and Exchange Commission on May 15, 2003 (file no. 000-09268)).

	10.8	Payoff Letter, dated November 30, 2005, from Geokinetics Inc. to GeoLease Partners, L.P.

10.9

Form of Fifth Amended and Restated Credit Agreement, dated November 30, 2005, between HSBC Bank Canada and Trace Energy Services Ltd. and Trace Energy Services, Inc., Geokinetics Inc., Quantum Geophysical, Inc. and Geophysical Development Corporation, as Guarantors.

99.1	Private Placement Memorandum.

99.2	Investor Presentation for Private Placement.

99.3	Press Release dated November 30, 2005, “Geokinetics Announces $25,150,000 Private Placement of Common Stock and Completion of Acquisition of Trace Energy Services Ltd.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: December 2, 2005	By:	/s/ Thomas J. Concannon
Thomas J. Concannon, Vice President and Chief Financial Officer